Analyst Day 2019 VIAVI Solutions

Agenda 8:00 - 8:30 am Registration Check-in/Breakfast 8:30 - 8:35 am Welcome/Agenda Bill Ong 8:35 - 9:45 am VIAVI Strategy Oleg Khaykin 9:45 - 10:00 am Q&A Bill Ong 10:00 - 10:15 am Break/ Fiber, 5G & 3DS Product Demo Showcase 10:15 - 11:00 am Financial Update/Closing Summary Amar Maletira 11:00 - 11:30 am Q&A Bill Ong 11:30 - 1:00 pm Fiber, 5G & 3DS Product Demo Showcase; Lunch 2

Safe Harbor This presentation contains forward-looking statements under Section 27A of the Securities Act of 1934. Forward-looking statements are all statements we make other than those dealing specifically with historical matters. These forward-looking statements include, among other things, financial guidance. Please refer to the Company’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K filed August 27, 2019 for additional factors that could cause actual results to materially differ from current expectations. The forward-looking statements included in this presentation are valid only as of today’s date except where otherwise noted. Viavi Solutions Inc. undertakes no obligation to update these statements. This presentation and the Q&A that follows include non-GAAP financial measures which complement the Company’s preliminary consolidated GAAP financial statements. These non-GAAP financial measures are not intended to supersede or replace the Company’s preliminary GAAP financials. We provide a detailed reconciliation of preliminary GAAP results to the non-GAAP results in the Appendix to this presentation and in the “Preliminary Reconciliation of GAAP Measures to Non-GAAP Measures” schedule in our earnings release issued today. This earnings release is located in the Investor Relations section of our web site at www.viavisolutions.com. Note: Amounts presented in all slides are on a continuing operations basis unless otherwise noted. 3

Speaker Title VIAVI Strategy Presentation Oleg Khaykin viavisolutions.com © 2019 VIAVI Solutions Inc. 4

Recap: VIAVI Strategy September 2016 Vision To be #1 or a strong #2 in all market segments where we compete Market leadership in Network Enablement (NE), reinforced by highly focused Service Enablement (SE) NSE • Scale NE through share gain, consolidation, and expansion into adjacent markets Strategy • Highly focused SE that is synergistic with and leverages our NE position • Corporate development model to drive financial leverage and utilize NOLs Leverage proprietary Pigments and Optical Coating technologies to build market leadership in large, high value applications OSP • Defend and expand core anti-counterfeiting business Strategy • Grow leadership in 3D Sensing beyond consumer electronics • Expand into high value existing and emerging AMI* applications *Automotive, Military & Industrial viavisolutions.com © 2019 VIAVI Solutions Inc. 5

Invested $1.3B+ To Drive Top Line Growth R&D + CAPEX ~$700M M&A Investment ~$630M Fiber, Cable, Wireless Cable/DOCSIS 3.1 Instrumentation Platforms 3D Sensing 5G, Mil/Aero Anti-Counterfeiting 3D Sensing Software Platforms Wireless/5G Notes: 1) Investments are from FY16 to FY19; FY16-FY17 investments were not meaningfully impacted by ASC 606 2) R&D + CapEx excludes depreciation viavisolutions.com © 2019 VIAVI Solutions Inc. 6 3) Numbers rounded for presentation

Geographically Diversified NSE Revenue Base Reduced Dependence on North American Spend CAGR% $841M 5.4% $681M 25% 13% - 3% 2015 2019 Americas Europe APAC viavisolutions.com © 2019 VIAVI Solutions Inc. 7

Transformed Financial and Growth Profile of the Company Revenue Non-GAAP Operating Profit Non-GAAP EPS $0.68 $ in Millions 1,130 $0.44 $0.38 $0.37 906 874 $0.19 876 OP% Viavi 17.5% 805 OP% OSP 33.9% OP% OP% Viavi 13.9% NSE 11.8% OP% Viavi 12.8% Viavi 12.5% OSP 35.9% 198 Viavi 7.8% OSP 41.5% OSP 43.3% NSE 6.6% OSP 35.3% NSE116 1.9% NSE101 0% 122 NSE68 0% FY2015 FY2016 FY2017 FY2018 FY2019 1) FY2015 & FY2016 have not been restated for ASC 606 Revenue Mix 2) Shared G&A expenses allocated to NSE Core and A&W based off a % of Revenue Mature 100% Growth 1) FY2015 & FY2016 have not been restated for ASC 606 viavisolutions.com © 2019 VIAVI Solutions Inc. 8 2) Shared G&A expenses allocated to NSE Core and A&W based off a % of Revenue

Next Phase: VIAVI Strategy 2019-2022 Vision #1 or a strong #2 in all market segments where we compete Defend and expand the base business 1 • NSE: Continue with “Big NE, focused SE” strategy • OSP: Anti-Counterfeiting pigments and high value Optical Coatings “Ride the Waves” – leverage secular trends to drive growth and expand TAM 2 • “Fiber Everywhere” – wireless, cable, and FTTx networks • 5G – RF Field Instrumentation, Service Assurance Strategy • 3D Sensing technology adoption in consumer, automotive, and industrial Disciplined corporate development / M&A 3 • “Go Deep” to increase and leverage operating scale in growth areas • Select diversification into adjacent markets segments to monetize NOLs Drive operational effectiveness 4 • Continuous productivity improvement in Operations, R&D, and SG&A viavisolutions.com © 2019 VIAVI Solutions Inc. 9

Next Phase: VIAVI Strategy 2019-2022 Vision #1 or a strong #2 in all market segments where we compete Defend and expand the base business 1 • NSE: Continue with “Big NE, focused SE” strategy • OSP: Anti-Counterfeiting pigments and high value Optical Coatings “Ride the Waves” – leverage secular trends to drive growth and expand TAM 2 • “Fiber Everywhere” – wireless, cable, and FTTx networks Strategy • 5G – RF Field Instrumentation, Service Assurance Elements • 3D Sensing technology adoption in consumer, automotive, and industrial Disciplined corporate development / M&A 3 • “Go Deep” to increase and leverage operating scale in growth areas • Select diversification into adjacent markets segments to monetize NOLs Drive operational effectiveness 4 • Continuous productivity improvement in Operations, R&D, and SG&A viavisolutions.com © 2019 VIAVI Solutions Inc. 10

1 Leadership Position in all Target Market Segments Test and Measurement Leadership #1 in Cable AvComm and Wireless T&M #1 in RAN-to-Core #1 in Access Network Test in Land-Mobile NSE in Metro and #1 and Military Radio #1 Transport #1 In Nav / Comm #1 in Fiber and Transponder Security Authentication/Sensing Leadership in 3D Sensing in Anti-Counterfeiting Optical Filters #1 Pigment Materials #1 OSP and Diffusers viavisolutions.com © 2019 VIAVI Solutions Inc. 11

1 NSE Ecosystem a Source of Competitive Advantage and Differentiation viavisolutions.com © 2019 VIAVI Solutions Inc. 12

1 Traditional OSP End Markets Continue to be Attractive GROWTH MATURE Consumer & Industrial Anti-Counterfeiting Optical components for human-to-machine interface Protection of banknotes and for smartphones, computers, and drones other valuable documents Automotive Government & Defense Optical components for ADAS Optics for guidance and battlefield vision systems viavisolutions.com © 2019 VIAVI Solutions Inc. 13

Banknote Print Volumes Expected to Remain Stable 1 Adoption of Advanced Anti-Counterfeiting Features Driving OSP Demand Top 10 National Banknote Markets (2018 – 2023) VIAVI Average Annual Anti-Counterfeiting (in Millions of Printed Banknotes) Pigment Shipment (in Metric Tons) 2023 2018 China India US Brazil Nigeria Broad Market Pakistan Early OVMP Bangladesh OVP OVMP Adoption Eurozone Demand Adoption Russia Indonesia 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 CY 2005-09 CY 2010-14 CY 2015-19 million units printed Source: Smithers Pira Source: VIAVI viavisolutions.com © 2019 VIAVI Solutions Inc. 14

Next Phase: VIAVI Strategy 2019-2022 Vision #1 or a strong #2 in all market segments where we compete Defend and expand the base business 1 • NSE: Continue with “Big NE, focused SE” strategy • OSP: Anti-counterfeiting pigments and high value Optical Coatings “Ride the Waves” – leverage secular trends to drive growth and expand TAM 2 • “Fiber Everywhere” – wireless, cable, and FTTx networks Strategy • 5G – RF Field Instrumentation, Service Assurance Elements • 3D Sensing technology adoption in consumer, automotive, and industrial Disciplined corporate development / M&A 3 • “Go Deep” to increase and leverage operating scale in growth areas • Select diversification into adjacent markets segments to monetize NOLs Drive operational effectiveness 4 • Continuous productivity improvement in Operations, R&D, and SG&A viavisolutions.com © 2019 VIAVI Solutions Inc. 15

2 Fiber and Wireless at Core of NSE Growth Strategy Lab & Production Service Provider (SP) Field T&M Instrumentation Semis, Optical Modules, Access Metro Core Data NEMs, & SP Labs Center Fiber (FTTx) Fiber Cable (coax) Fiber Fiber Fiber DSL (Cu) Wireless 4G / 5G Wireless Wireless 4G / 5G/ LMR 4G / 5G RAN-to-Core Assurance PTC NITRO Platform viavisolutions.com © 2019 VIAVI Solutions Inc. 16

2 Fiber Proliferation and Growth Drivers

~1.4 million miles of fiber to deploy 5G in Top-25 Metro areas in the US


Massive MIMO LTE-Pro and 5G
Metro Cell
Metro Core Network
Data Center
Enterprise
(Small, Medium, Large Business)
MSC
RRH
Mobile Fronthaul
SMART HOME
Connected (IoT) Home

100K + field technicians will need fiber test gear
- Grand View Research 2016

Hyperscale Data Centers
- More apps moving to cloud
- More intense SLA

5G Network Buildout
- New RAN with complex RF and beam forming
- Timing and fronthaul implications -eCPRI
- Massive fiber build out

Core Network Upgrades
- 100G upgrades still in early stage and moving to 400G
- New protocols - OTN and FlexE / FlexO

By 2021, 27.1B networked devices, up ~60% from 2016

Deep Fiber Architectures in Access
- RemotePhy and evolution to full duplex HFC
- PON/FTTH
- 5G wireless local loop

Internet traffic 24% CAGR thru 2021
- Cisco Visual Networking Index, Sep 2017

VIAVI viavisolutions.com
© 2019 VIAVI Solutions Inc.
17

2 Speed Progression Further Amplifies the Fiber Demand 40G 100G 200G 400G 600G 800G 40G ➔ 100G ➔ 200G 100G ➔ 200G ➔ 400G 400G ➔ 600G ➔ 800G Enterprise to Data Center Metro and Core Advanced R&D Interconnect & CSP Metro Networks Network viavisolutions.com © 2019 VIAVI Solutions Inc. 18

2 VIAVI Offers the Most Comprehensive Set of Fiber Test and Monitoring Solutions viavisolutions.com © 2019 VIAVI Solutions Inc. 19

VIAVI Wireless Opportunity Growing With Mobile Networks Architecture Evolution (2G ➔ 5G)



Analog Voice
Data
Scale & Virtualization
Densification & Automation
2G/2.5G
3G/3.5G
4G/LTE
Small Cell/4.5G/LTE_A
5G
CAA
BTS
nodeB
A-bis
Iub
BSC
RNC
MSC
Gb
GPRS Core
PSTN
eNB
CPRI
small cells
CPRI/Cell Advisor
LTE enhanced Packet Core (ePC)
SIGHT
CRAN (BBU Hotel)
VIAVI NITRO™
CA5G
Radio Unit (RU)
RF Vision
TM500
Smart OTDR
X2
DU
F1
eCPRI O-RAN
MTS5800
Fiber Test
Xn
CU
Power Meter & DWDM Optical Analyzers
5G vCore
TeraVM

viavisolutions.com
© 2019 VIAVI Solutions Inc.
20

2 5G Strategy: Parlay Leadership in Lab Test to Field Deployment to Assurance (L2F2A)

RANtoCore™


TM500

TM500, E500: Device emulation and network test

TeraVM

Mobile network and IP data / Apps emulation



Fiber, Metro, and RF Field Test Products



CellAdvisor 5G:
- Signal
- Interference
- Beamforming
- Cable/Antenna



Fiber optic test solutions: T-BERD/MTS-2000 and FiberChek Sidewinder





T-BERD/ MTS-5800-100G



3Z RF Vision

VIAVI NITRO

Network Integrated Test, Real-time analytics and Optimization

LABS → TRIALS → PRE-COMMERCIAL → COMMERCIAL -INSTALL → OPTIMIZATION → AUTOMATION

VIAVI viavisolutions.com
© 2019 VIAVI Solutions Inc.
21

2 VIAVI Leadership in 5G System Test Opened Doors to Field Test Trials



5G NR
FR1/FR2
LLS
O/XRAN
HLS
F1
5G Core
Interfaces
UE
UE
RU
DU
CU
5G
vCore

5G NR Radio Protocols | 5GNR Radio Wireless | 5G xHAUL Transport & Protocols | 5G Mobile Network Protocols | 5G vCore Testing



TM500
TeraVM

5G Devices and Applications Emulation

- eMBB, URLLC, Massive IoT
- Radio (AS), NAS and Application Traffic
- 4G and 5G FR1 & FR2 simultaneous emulation

5G Beam Scanner / Analyzer

- Lab setup and configuration verifications
- RF power, Beam power and quality analysis
- Over the Air (OTA) & cabled

5G xHAUL Transport Analyzer

- Transport SLAs verification & sensitivity tests
- Transport network design & dimensioning
- Network Timing/ Synchronization, Activation

5G RAN Analyzer

- CU-DU Split interworking
- NSA/SA RAN Core interworking
- Network wide User throughput and experience
- Cell and Beam based Mobility

5G Core Emulator

- Standalone, non-standalone 5G
- Automation and scripting tools
- Negative testing via error injection on the N2 interface (gNB -AMF)
- Virtualized architecture enables “Elastic test bed”
- Alignment and compatibility with TM500 test mobile

VIAVI viavisolutions.com
© 2019 VIAVI Solutions Inc.
22

2 5G Deployment Plays to VIAVI Core Strengths Workflow Automation Using Field Instruments and Service Assurance Software GEO 3D Coverage, Fiber Monitoring NITRO™ Construction and Installation NITRO 5G Installer Tool Kit Site Certification and NITRO™ Antenna Alignment Test Process Automation 3Z RF StrataSync Vision Beam RF Scanning CA5G Beam Service Verification Timing and Transport CA5G viavisolutions.com 5800 © 2019 VIAVI Solutions Inc. 23

2 3D Sensing Principal Growth Driver for OSP GROWTH MATURE Consumer & Industrial Anti-Counterfeiting Optical components for human-to-machine interface Protection of banknotes and for smartphones, computers, and drones other valuable documents Automotive Government & Defense Optical components for ADAS Optics for guidance and battlefield vision systems viavisolutions.com © 2019 VIAVI Solutions Inc. 24

2 3D Sensing: Consumer Applications Major Focus Today Leading technology and market position in both prevalent 3D Sensing Solutions • Technology and market leader in LAS IR filters • Leading position on the engineered diffusor on TOF projector side • Strong position on the flood illuminator Structured Light Time of Flight (TOF) viavisolutions.com © 2019 VIAVI Solutions Inc. 25

2 3D Sensing: Automotive Application Major Opportunity Longer Term High-performance Filters and Engineered Diffusers for Automotive Applications • In cabin driver and passenger monitoring for personalization, comfort and security • Facial and gesture recognition for driver monitoring and interior controls • 3D external environment monitoring for Advanced Driving Assisted Systems (ADAS) and LiDAR for autonomous driving viavisolutions.com © 2019 VIAVI Solutions Inc. 26

Next Phase: VIAVI Strategy 2019-2022 Vision #1 or a strong #2 in all market segments where we compete Defend and expand the base business 1 • NSE: Continue with “Big NE, focused SE” strategy • OSP: Anti-Counterfeiting pigments and high value Optical Coatings “Ride the Waves” – leverage secular trends to drive growth and expand TAM 2 • “Fiber Everywhere” – wireless, cable, and FTTx networks Strategy • 5G – RF Field Instrumentation, Service Assurance Elements • 3D Sensing technology adoption in consumer, automotive, and industrial Disciplined corporate development / M&A 3 • “Go Deep” to increase and leverage operating scale in growth areas • Select diversification into adjacent markets segments to monetize NOLs Drive operational effectiveness 4 • Continuous productivity improvement in Operations, R&D, and SG&A viavisolutions.com © 2019 VIAVI Solutions Inc. 27

3 Disciplined Corporate Development / M&A Framework Drive Scale and Operating Leverage “Go Deep” OPEX as % Operating Leverage of Revenue Scale Curve Diversification VIAVI 2019 c1 “Go Wide” (NE, SE, AC, 3DS) III c2 VIAVI 2016 c3 (SE, NE, AC) II I (SE, NE, AC) “Go Deep” “Go Wide” R1 2xR1 4xR1 Revenue viavisolutions.com © 2019 VIAVI Solutions Inc. 28

Next Phase: VIAVI Strategy 2019-2022 Vision #1 or a strong #2 in all market segments where we compete Defend and expand the base business 1 • NSE: Continue with “Big NE, focused SE” strategy • OSP: Anti-counterfeiting pigments and high value Optical Coatings “Ride the Waves” – leverage secular trends to drive growth and expand TAM 2 • “Fiber Everywhere” – wireless, cable, and FTTx networks Strategy • 5G – RF Field Instrumentation, Service Assurance Elements • 3D Sensing technology adoption in consumer, automotive, and industrial Disciplined corporate development / M&A 3 • “Go Deep” to increase and leverage operating scale in growth areas • Select diversification into adjacent markets segments to monetize NOLs Drive operational effectiveness 4 • Continuous productivity improvement in Operations, R&D, and SG&A viavisolutions.com © 2019 VIAVI Solutions Inc. 29

4 Driving Operational Effectiveness Across the Company viavisolutions.com © 2019 VIAVI Solutions Inc. 30

Summary Vision #1 or a strong #2 in all market segments where we compete Defend and expand the base business 1 • NSE: Continue with “Big NE, focused SE” strategy • OSP: Anti-Counterfeiting pigments and high value Optical Coatings “Ride the Waves” – leverage secular trends to drive growth and expand TAM 2 • “Fiber Everywhere” – wireless, cable, and FTTx networks • 5G – RF Field Instrumentation, Service Assurance Strategy • 3D Sensing technology adoption in consumer, automotive, and industrial Disciplined corporate development / M&A 3 • “Go Deep” to increase and leverage operating scale in growth areas • Select diversification into adjacent markets segments to monetize NOLs Drive operational effectiveness 4 • Continuous productivity improvement in Operations, R&D, and SG&A viavisolutions.com © 2019 VIAVI Solutions Inc. 31

Q & A

Agenda 8:00 - 8:30 am Registration Check-in/Breakfast 8:30 - 8:35 am Welcome/Agenda Bill Ong 8:35 - 9:45 am VIAVI Strategy Oleg Khaykin 9:45 - 10:00 am Q&A Bill Ong 10:00 - 10:15 am Break/ Fiber, 5G & 3DS Product Demo Showcase 10:15 - 11:00 am Financial Update/Closing Summary Amar Maletira 11:00 - 11:30 am Q&A Bill Ong 11:30 - 1:00 pm Fiber, 5G & 3DS Product Demo Showcase; Lunch 33

Speaker Title Financial Update viavisolutions.com © 2019 VIAVI Solutions Inc. 34

Delivered on 3-Year Financial Commitment Key Drivers Sept. 2016 FY19 Results Non-GAAP Guidance • Restructured SE • Surgically reduced cost and improved efficiencies across-the-board VIAVI Revenue* $805M - $875M $1,130M ✓ • Invested in growth: 3D Sensing, Fiber, NSE $555M - $595M $841M Wireless, DOCSIS 3.1, 400GbE OSP $250M - $280M $289M • Value enhancing acquisitions in secular growth areas • Refinanced old convertible debt VIAVI Op Margin 17% to 19% ~17.5% ✓ Headwinds NSE 7% to 9% ~12% • Significant spending cut by North 39% to 41% OSP ~34% American Service providers • Cyclical slowdown in Anti-Counterfeiting in FY18 $0.45 - $0.55 $0.68 EPS ✓ • Delays in some technology transitions in NSE Field and Lab • Macro uncertainties *Revenue is a GAAP financial metric viavisolutions.com © 2019 VIAVI Solutions Inc. 35

Grew Revenue While Improving the Mix FY15* • No clear growth areas OSP 22% • NSE revenue concentrated in Americas $874M NSE 78% • Several unprofitable businesses / product lines FY19 • 50%+ of revenue in secular growth areas OSP FY19 vs FY15 26% VIAVI 29% $1.13B • Diversified NSE revenue outside Americas NSE NSE 24% OSP 50% 74% • Every business is profitable *FY15 pre-spin financials not recast to ASC 606; for directional comparative purpose only viavisolutions.com © 2019 VIAVI Solutions Inc. 36

Significant Turnaround In Profitability Non-GAAP Non-GAAP Non-GAAP EPS Cash Flow Operating Profit Operating Margin from VIAVI $68M VIAVI 8.0% Operations FY15* NSE 0 NSE 0% $0.19 $36M** OSP $68M OSP 35% VIAVI $198M VIAVI 17.5% FY19 NSE $100M NSE 12% $0.68 $139M OSP $98M OSP 34% 190% 950bps 258% 286% *FY15 pre-spin financials not recast to ASC 606; for directional comparative purpose only viavisolutions.com © 2019 VIAVI Solutions Inc. 37 **Estimated FY15 cash flow from operations based on segment profitability allocation

HowLevers We Used Did to It!! Drive Improved Profitability Operational Growth Efficiency Organic and Inorganic viavisolutions.com © 2019 VIAVI Solutions Inc. 38

Relentless Execution of Cost Initiatives Efficiency Funnel • AvComm and Wireless Synergies (ongoing) FY19 • Launched IT system upgrade (ongoing) FY19 • Consolidated R&D platforms and selective FY18 offshoring (ongoing) • Improved Sales efficiency (ongoing) FY18 • Restructured SE FY17 • Exited unprofitable product lines in NE • Drove efficiency in Marketing and Operations FY17 (ongoing) • Right-sized G&A (offshored Finance and IT) FY16 FY16 • Consolidated sites and legal entities (ongoing) viavisolutions.com © 2019 VIAVI Solutions Inc. 39

FY15Solid-19 Improvement SG&A % of inRevenue Operating Efficiency VIAVI OpEx Trend VIAVI Margin Trend OPEX % SG&A % R&D% Gross Margin Operating Margin 63.8% 63.1% 62.0% 60.8% 61.1% 56.0% 50.4% 49.5% 46.8% 43.6% 37.5% 33.4% 33.7% 32.2% 27.8% 18.5% 17.0% 17.5% 15.8% 14.6% 15.8% 12.8% 12.5% 13.9% 7.8% FY15 FY16 FY17 FY18 FY19 FY15 FY16 FY17 FY18 FY19 Notes: 1.) FY15 and FY16 reflect ASC 605 viavisolutions.com © 2019 VIAVI Solutions Inc. 40 2.) All Metrics are Non-GAAP

Invested $1.3B+ To Drive Top Line Growth R&D + CAPEX ~$700M M&A Investment ~$630M Fiber, Cable, Wireless Cable/DOCSIS 3.1 Instrumentation Platforms 3D Sensing 5G, Mil/Aero Anti-Counterfeiting 3D Sensing Software Platforms Wireless/5G Notes: 1) Investments are from FY16 to FY19; FY16-FY17 investments were not meaningfully impacted by ASC 606 2) R&D + CapEx excludes depreciation viavisolutions.com © 2019 VIAVI Solutions Inc. 41 3) Numbers rounded for presentation

Significant Improvement in Cash Flow Cash Flow from Operations Free Cash Flow 88% 85% Adj. CFO / OP 78% 167 122 139 94 94 89 95 56 66 51 53 24 FY17 FY18 FY19 FY17 FY18 FY19 Reported Adjusted CapEx 38 42 45 All figures in $M All figures in $M Notes: 1) Adjustments include one-time cashflows related to restructuring, acquisitions, M&A integration and customer pre-payment 2) Operating Profit used in (Adj.CFO / OP) is Non-GAAP. viavisolutions.com © 2019 VIAVI Solutions Inc. 42

FY2020 Outlook Raising Q1 FY20 Outlook with Strength in both NSE & OSP Q1 FY20 FY20 Outlook VIAVI Updated Outlook (Non-GAAP) (Non-GAAP) Revenue $282M - $294M $1,140M - $1,170M Operating Margin 16% - 18% 17.5% - 18.5% EPS $0.15 - $0.17 $0.67 - $0.73 Key Assumptions for FY2020 Outlook Wireless and Fiber key drivers of growth in NE across both Lab and Field SE revenue expected to stabilize after multiple years of decline; SE mature product lines expected to be 10% or less of SE mix 3D Sensing revenues will continue to ramp as adoption for this technology increases at both Android and Non-Android customers Core OSP revenue returns to normal run rate in FY20; presently due to limited visibility, although pipeline remains robust Expected OI&E in the range of $7M to $8M, Tax rate of 17% to 19% and Share count at 237M shares Note: Revenue is a GAAP financial metric viavisolutions.com © 2019 VIAVI Solutions Inc. 43

FY2022 Outlook Expect EPS Growth to Outpace Topline Growth FY22 Outlook CAGR Key Assumptions VIAVI (Non-GAAP) (FY19-FY22) ▪ Macro environment does not degrade Revenue $1,200M - $1,300M 2% - 5% ▪ Wireless/5G, Fiber, and 3D Sensing key drivers of growth Operating Profit $230M - $270M 5% - 11% ▪ Core OSP business, although cyclical, remains stable at baseline run-rate Operating Margin % 19% - 21% ▪ Mature businesses in NSE will decline moderately EPS $0.80 - $0.90 6% - 10% ▪ Continue to drive operational efficiency Revenue Operating Reported Segment CAGR Margin Non-Operational Assumptions (FY19-FY22) (Non-GAAP) ▪ Share count : 240 million shares NSE 2% - 5% 13.5% - 14.5% ▪ Tax rate : 17% to 18% annual OSP 2% - 5% 35.0% - 37.0% ▪ OI&E : $7M to $9M annual *Revenue is a GAAP financial metric viavisolutions.com © 2019 VIAVI Solutions Inc. 44

FY2022 Base Case Revenue Drivers (+$125M, +3.5% CAGR) CAGR Low Single Digit% $1.255B CAGR High Single Digit% to Low Double Digit% CAGR Double Digit% CAGR $1.13B Low Single Digit% FY19 Fiber 3D Sensing Wireless / 5G Other Businesses FY22 Lab & Field Lab to Field (Base Case) to Assurance Wireless / 5G, Fiber (FTTX) and 3D Sensing key drivers of growth Notes: 1) Figures are directional and show approximations based on certain assumptions product groupings, technology drivers, etc. 2) Numbers might not add to total due to rounding viavisolutions.com © 2019 VIAVI Solutions Inc. 45 3) Businesses grouped per internal mgmt. hierarchies

FY2019 to FY2022 Non-GAAP EPS Drivers $0.90++ CAGR ~ +10% CAGR $0.90+ ~ +8% $0.90 $0.85 $0.68 NSE OSP Investments Additional M&A FY19 FY22 Faster FY22 FY22 FY22 Base Case Adoption (Upside) Share (Upside +) (Upside ++) of 3DS/5G Buyback Notes: 1. Figures are directional and show approximations based on certain assumptions product groupings, technology drivers, etc. 2. Numbers might not add to total due to rounding viavisolutions.com © 2019 VIAVI Solutions Inc. 46 3. Vertical Bars in walk might not be to scale

FY2020-FY2022 Operational Efficiency & Effectiveness Initiatives Efficiency Funnel • Tax optimization outside of the U.S. • Real estate consolidation Long Term • Legal entity rationalization • Continued focus on Sales and Marketing efficiencies Mid Term • Ongoing Operations/Manufacturing efficiency program • Further optimization of G&A footprint and robotic automation • Integration of AvComm and Wireless IT systems, and tools Short Term • Upgrade IT systems and tools (simplification, standardization and automation of processes) • Continued consolidation & convergence of technology $ platforms across NSE product lines viavisolutions.com © 2019 VIAVI Solutions Inc. 47

VIAVI Operating Model Revenue Sensitivity -10% Mid-Point +10% 17.5% 19% - 21% Operating Margin -2.0 to +1.5 to -3.0 ppts FY19 FY22 +2.5 ppts Resilient against Minor Downturns and Highly Leverageable to Upsides Note: Operating Margin is Non-GAAP viavisolutions.com © 2019 VIAVI Solutions Inc. 48

Strong Balance Sheet and Flexible Capital Structure Leverage Profile Good Liquidity FY2019 year-end (June 29, 2019) ~$500M+ in available liquidity 1.75% Convertible Notes due 2023 $225M • $526M in cash / cash equivalents 1.00% Convertible Notes due 2024 $460M • Strong balance sheet provides flexibility in Gross Debt $685M managing liquidity Cash and Cash Equivalents $526M Net Debt $159M Gross Debt-to-EBITDA of ~3x • Ability to lever up for the right value enhancing inorganic opportunity FY19 Year-End EBITDA (Non-GAAP) $238M Gross Debt-to-EBITDA (Non-GAAP) 2.9x Net Debt-to-EBITDA (Non-GAAP) 0.7x Notes: 1. Numbers might not add to total due to rounding 2. Debt Ratio = Total Debt / Total Assets as of FY19 Year–End viavisolutions.com © 2019 VIAVI Solutions Inc. 49 3. Cash and Cash Equivalents includes cash and cash equivalents, short-term investments and short-term restricted cash

Capital Allocation Priorities Remain Unchanged Reinvest in Disciplined Return Core Business M&A of Capital • Targeted investments in • Aligned to growth strategies • Opportunistically repurchase R&D and go-to-market to and industry consolidation shares to manage earnings drive organic growth dilution • Continued focus on tuck-ins • Average annual capital to strengthen current • Repurchased $148.6M (avg. expenditures of 3% to 5% portfolio $8.89 paid per share) in the of revenue old program • Accretive acquisitions • Initiate new share repurchase program of $200M valid until September 30, 2021 viavisolutions.com © 2019 VIAVI Solutions Inc. 50

Net Operating Losses Remain a Key Asset NOLs1 – Ending Value Key Highlights • Significant U.S. Federal Net Operating Losses FY19 $5.1B [NOLs] remain even after ~$1.2B expires in FY21 • Shielded $150M+ in U.S. Federal profits from FY16-FY192 • Super Distributor Model brought back $100M+ in FY20 $5.0B overseas profits and cash • Key synergy in accretive/profitable M&As FY21 $3.7B SectionNOL 382 LimitationsLimits NOL Usage • Ownership changes [>50ppts, rolling 3-years, 5% shareholders] • Additional stock issuance for M&A FY22 + $2.8B • VIAVI is acquired Notes: 1) US Federal NOLs 2) Shielded $50M in Operating Profits and an additional $110M in capital gains generated from saleviavisolutions.com of Lumentum shares, spin-related gains, etc.; excluding shield due to Divestiture© 2019 VIAVI Solutions Inc. 51

Financial Summary • Delivered on our previous 3-year Commitment • Positioned the Business for Growth • Execution Discipline and Focus on Efficiency is Ongoing • FY2019 to FY2022 Profit growth will Outpace Topline growth • Capital Allocation priorities focused on Organic & Inorganic investments and Capital Return 52

Summary – VIAVI Investment Thesis • Defensible core business with significant financial leverage I. Core Business • Continued improvement in operational effectiveness across Optimization all functions to drive margin expansion • 5G Wireless • OEMs/NEMs: Simulation/Testing • Field Instruments: 5G Trials and Network Deployment II. Major Secular Growth • Fiber proliferation Opportunities • 3D Sensing • Consumer Electronics today • Automotive in 2-3 years • Track record of executing our strategy III. Capital Allocation • Corporate Development/M&A discipline and track record to drive financial leverage and utilize net operating losses (NOLs) Discipline viavisolutions.com © 2019 VIAVI Solutions Inc. 53

Q & A

viavisolutions.com

Appendix

viavisolutions.com © 2019 VIAVI Solutions Inc. 57

viavisolutions.com © 2019 VIAVI Solutions Inc. 58